Exhibit 99

FOR IMMEDIATE RELEASE	CONTACT:	Marsha J. Akin
Investor Relations
(630) 773-3800
www.ajg.com

ARTHUR J. GALLAGHER & CO. ANNOUNCES

SUBPOENA FROM CONNECTICUT ATTORNEY GENERAL,

ELIMINATION OF VOLUME & PROFIT BASED CONTINGENT COMMISSIONS,

AND THIRD QUARTER 2004 FINANCIAL RESULTS

ITASCA, IL, October 26, 2004 — Arthur J. Gallagher & Co. today received a subpoena from the Connecticut Attorney General requesting information concerning possible violations by the Company of the Connecticut antitrust laws in connection with the solicitation of bids for insurance. Gallagher intends to cooperate fully.

J. Patrick Gallagher Jr., President and Chief Executive Officer, stated that Gallagher will not participate as a retail broker in volume-based or profit-based contingent commission agreements effective January 1, 2005. In addition, when allegations of bid rigging and price fixing recently came to light at Marsh, management retained independent counsel to perform an internal review. While the review is at an early stage, management has no knowledge that Gallagher has engaged in any improper practices.

Gallagher today also reported its financial results for the quarter and nine month period ended September 30, 2004. A printer-friendly format is available at www.ajg.com.

        Quarter Ended September 30

Segment	Revenues			Net Earnings		Diluted Earnings Per Share
	3rd Q 04	3rd Q 03	Chg	3rd Q 04	3rd Q 03	3rd Q 04	3rd Q 03
	($ in millions)			($ in millions)
Brokerage	$241.4	$222.3	9%	$45.2	$41.7	$0.48	$0.45
Risk Management	94.7	83.0	14%	12.7	8.6	0.13	0.09

Brokerage & Risk Management	336.1	305.3	10%	57.9	50.3	0.61	0.54
Financial Services	27.9	18.5	—	(3.5)	(1.4)	(0.04)	(0.02)
Impact of FIN 46	9.0	21.2	—	—	—	—	—

Total Company	$373.0	$345.0	8%	$54.4	$48.9	$0.57	$0.52

Nine Months Ended September 30
Segment	Revenues			Net Earnings		Diluted Earnings Per Share
	9 Mths 04	9 Mths 03	Chg	9 Mths 04	9 Mths 03	9 Mths 04	9 Mths 03
	($ in millions)			($ in millions)
Brokerage	$670.4	$613.1	9%	$106.7	$90.4	$1.13	$0.97
Risk Management	275.9	238.0	16%	34.6	24.4	0.37	0.26

Brokerage & Risk Management	946.3	851.1	11%	141.3	114.8	1.50	1.23
Financial Services	77.2	26.0	—	(1.9)	(17.8)	(0.02)	(0.19)
Impact of FIN 46	69.9	21.2	—	—	—	—	—

Total Company	$1,093.4	$898.3	22%	$139.4	$97.0	$1.48	$1.04

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“This was another strong quarter for Gallagher despite softening rates in the insurance marketplace,” said J. Patrick Gallagher, Jr., President and Chief Executive Officer. “On a combined basis, our Brokerage and Risk Management segments posted excellent results for the third quarter:

•	13% growth in earnings per share,

•	10% growth in revenues, of which 5% is organic,

•	9% growth in pretax earnings, and

•	21% pretax margin, despite margin drag of 0.4% related to expensing stock-based compensation, 0.4% related to foreign currency translation and 0.3% related to external Sarbanes-Oxley 404 implementation costs.”

“During the third quarter, we saw four major hurricanes hit Florida and the East Coast. Within hours after each storm, Gallagher professionals were on the ground helping our clients repair their businesses and restore their lives. Every day we help our customers assess, manage and mitigate risks, which leads to consistent growth in value for our shareholders.”

Brokerage Segment Third Quarter Highlights

•	7% growth in earnings per share.

•	9% growth in revenues, of which 2% is organic.

•	22% pretax margin. As with prior quarters, there was margin drag of 0.5% related to expensing stock-based compensation and 0.5% related to foreign currency translation. In addition, pretax margins were reduced 0.6% by increased amortization of intangible assets and 0.7% by reduced contingent commissions.

•	Closed 4 acquisitions and pipeline remains strong.

•	Contingent commissions were $2.9 million in the third quarter 2004 versus $4.2 million in the third quarter 2003. The following is a summary of contingent commissions. Expenses directly associated with these agreements are not specifically identified, but are minimal.

	Nine Month Period Ended September 30, 2004
	Revenues ($ in millions)	Approximate Number of
		Agreements	Carriers
Contingent commission revenue from:
Local contingent commission contracts and programs	$22.8	535	160
Local managing general agent, managing general underwriter and program administration contracts	5.1	35	25
National contingent commission contracts	3.8	20	12

	$31.7	590	197

Risk Management Segment Third Quarter Highlights

•	44% growth in earnings per share.

•	14% growth in revenues, all of which is organic.

•	41% growth in pretax earnings.

•	17% pretax margin.

Financial Services Segment Highlights

•	Synthetic fuel production was ahead of prior year, resulting in a 20% effective tax rate for the company in 2004 versus 24% in 2003.

•	Adoption of FIN 46 - In the third quarter of 2003, Gallagher adopted a new accounting pronouncement, FASB Interpretation No. 46 (FIN 46) - “Consolidation of Variable Interest Entities,” which required the company to consolidate one investment not previously consolidated because the company does not control the investment through a majority voting interest. Previously reported financial statements were not restated for the adoption of FIN 46. During the third quarter of 2004, Gallagher sold a portion of its interest in this investment, which eliminated the requirement to consolidate the investment under the FIN 46 rules. This investment is now accounted for using equity method accounting.

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The company will host a webcast conference call on Wednesday, October 27, 2004 at 9:00 a.m. ET to further discuss these quarterly results. To listen, please go to www.ajg.com.

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in nine countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded under the symbol “AJG” on the New York Stock Exchange.

This press release may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors such as changes in worldwide and national economic conditions, changes in premium rates and in insurance markets generally and changes in securities and fixed income markets as well as developments in the area of tax legislation. Please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a more detailed discussion of these factors.

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Arthur J. Gallagher & Co.

Segment Statement of Earnings

(Unaudited - in millions except per share data)

	3 Months Ended Sep 30, 2004	3 Months Ended Sep 30, 2003	9 Months Ended Sep 30, 2004	9 Months Ended Sep 30, 2003
BROKERAGE SEGMENT

Commissions	$210.0	$194.4	$586.9	$543.3
Fees	41.3	36.3	106.7	95.1
Investment income - fiduciary	2.9	1.7	8.3	5.2

Gross revenues	254.2	232.4	701.9	643.6
Less brokerage	(12.8)	(10.1)	(31.5)	(30.5)

Revenues	241.4	222.3	670.4	613.1

Compensation	132.0	120.6	383.9	353.5
Operating	45.4	41.3	130.4	123.9
Depreciation	3.3	3.0	9.6	9.0
Amortization	4.2	2.5	13.2	6.8

Expenses	184.9	167.4	537.1	493.2

Earnings before income taxes	56.5	54.9	133.3	119.9
Provision for income taxes	11.3	13.2	26.6	29.5

Net earnings	$45.2	$41.7	$106.7	$90.4

Diluted net earnings per share	$0.48	$0.45	$1.13	$0.97
Growth - revenues	9%	12%	9%	16%
Organic growth in commissions and fees (1)	2%	9%	3%	12%
Growth - pretax earnings	3%	16%	11%	17%
Compensation expense ratio	52%	52%	55%	55%
Operating expense ratio	18%	18%	19%	19%
Pretax profit margin	22%	24%	19%	19%
Effective tax rate	20%	24%	20%	25%

RISK MANAGEMENT SEGMENT

Fees	$94.3	$82.8	$274.8	$237.3
Investment income - fiduciary	0.4	0.2	1.1	0.7

Revenues	94.7	83.0	275.9	238.0

Compensation	51.8	46.3	150.3	132.0
Operating	24.5	23.0	74.8	66.7
Depreciation	2.4	2.4	7.2	7.1
Amortization	0.1	—	0.3	—

Expenses	78.8	71.7	232.6	205.8

Earnings before income taxes	15.9	11.3	43.3	32.2
Provision for income taxes	3.2	2.7	8.7	7.8

Net earnings	$12.7	$8.6	$34.6	$24.4

Diluted net earnings per share	$0.13	$0.09	$0.37	$0.26
Growth - revenues	14%	16%	16%	14%
Organic growth in fees (1)	14%	16%	16%	14%
Growth - pretax earnings	41%	74%	34%	22%
Compensation expense ratio	55%	56%	55%	56%
Operating expense ratio	26%	28%	27%	28%
Pretax profit margin	17%	14%	16%	14%
Effective tax rate	20%	24%	20%	25%

BROKERAGE & RISK MANAGEMENT COMBINED

Commissions	$210.0	$194.4	$586.9	$543.3
Fees	135.6	119.1	381.5	332.4
Investment income - fiduciary	3.3	1.9	9.4	5.9

Gross revenues	348.9	315.4	977.8	881.6
Less brokerage	(12.8)	(10.1)	(31.5)	(30.5)

Revenues	336.1	305.3	946.3	851.1

Compensation	183.8	166.9	534.2	485.5
Operating	69.9	64.3	205.2	190.6
Depreciation	5.7	5.4	16.8	16.1
Amortization	4.3	2.5	13.5	6.8

Expenses	263.7	239.1	769.7	699.0

Earnings before income taxes	72.4	66.2	176.6	152.1
Provision for income taxes	14.5	15.9	35.3	37.3

Net earnings	$57.9	$50.3	$141.3	$114.8

Diluted net earnings per share	$0.61	$0.54	$1.50	$1.23
Growth - revenues	10%	13%	11%	16%
Organic growth in commissions and fees (1)	5%	11%	7%	13%
Growth - pretax earnings	9%	23%	16%	18%
Compensation expense ratio	53%	53%	55%	55%
Operating expense ratio	20%	20%	21%	22%
Pretax profit margin	21%	21%	18%	17%
Effective tax rate	20%	24%	20%	25%

See notes to third quarter 2004 earnings release and non-GAAP financial measures on page 6.

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Arthur J. Gallagher & Co.
Segment Statement of Earnings
(Unaudited - in millions except per share data)
	3 Months Ended Sep 30, 2004	3 Months Ended Sep 30, 2003	9 Months Ended Sep 30, 2004	9 Months Ended Sep 30, 2003
FINANCIAL SERVICES SEGMENT

Investment income	$25.3	$16.9	$70.0	$50.1
Impact of FIN 46 on investment income	9.0	21.2	69.9	21.2
Investment gains (losses)	2.6	1.6	7.2	(24.1)

Revenues	36.9	39.7	147.1	47.2

Investment expenses	27.1	16.6	65.9	38.1
Impact of FIN 46 on investment expenses	8.6	20.0	67.2	20.0
Interest	2.6	2.0	6.9	6.1
Depreciation	2.6	1.7	6.8	5.4
Impact of FIN 46 on depreciation expense	0.4	1.2	2.7	1.2

Expenses	41.3	41.5	149.5	70.8

Earnings (loss) before income taxes	(4.4)	(1.8)	(2.4)	(23.6)
Provision (benefit) for income taxes	(0.9)	(0.4)	(0.5)	(5.8)

Net earnings (loss)	$(3.5)	$(1.4)	$(1.9)	$(17.8)

Diluted net earnings (loss) per share	$(0.04)	$(0.02)	$(0.02)	$(0.19)

Consolidated Statement of Earnings
(Unaudited - in millions except per share data)
	3 Months Ended Sep 30, 2004	3 Months Ended Sep 30, 2003	9 Months Ended Sep 30, 2004	9 Months Ended Sep 30, 2003
TOTAL COMPANY

Commissions	$210.0	$194.4	$586.9	$543.3
Fees	135.6	119.1	381.5	332.4
Investment income - fiduciary	3.3	1.9	9.4	5.9
Investment income - all other	34.3	38.1	139.9	71.3
Investment gains (losses)	2.6	1.6	7.2	(24.1)

Gross revenues	385.8	355.1	1,124.9	928.8
Less brokerage	(12.8)	(10.1)	(31.5)	(30.5)

Revenues	373.0	345.0	1,093.4	898.3

Compensation	183.8	166.9	534.2	485.5
Operating	69.9	64.3	205.2	190.6
Investment expenses	35.7	36.6	133.1	58.1
Interest	2.6	2.0	6.9	6.1
Depreciation	8.7	8.3	26.3	22.7
Amortization	4.3	2.5	13.5	6.8

Expenses	305.0	280.6	919.2	769.8

Earnings before income taxes	68.0	64.4	174.2	128.5
Provision for income taxes	13.6	15.5	34.8	31.5

Net earnings	$54.4	$48.9	$139.4	$97.0

Diluted net earnings per share	$0.57	$0.52	$1.48	$1.04

Dividends declared per share	$0.25	$0.18	$0.75	$0.54

Other Information
Diluted weighted average shares outstanding (000s)	95,053	93,716	94,449	93,213
Common shares repurchased (000s)	615	1,140	1,170	1,894
Annualized return on beginning tangible net worth (2)			47%	33%
Number of acquisitions closed	4	2	14	7
Workforce at end of period (includes acquisitions)			7,824	7,120

Earnings Before Investment (Gains) Losses, Depreciation, Amortization and Stock Compensation Expense (3)
Net earnings	$54.4	$48.9	$139.4	$97.0
Investment (gains) losses	(2.6)	(1.6)	(7.2)	24.1
Depreciation	8.7	8.3	26.3	22.7
Amortization	4.3	2.5	13.5	6.8
Amortization of deferred comp and restricted stock	2.5	2.2	7.3	5.4
Stock compensation expense	1.4	—	3.9	—
Tax effect	(2.9)	(2.7)	(8.8)	(14.5)

Earnings before investment (gains) losses, depreciation, amortization and stock compensation expense	$65.8	$57.6	$174.4	$141.5

On a diluted per share basis	$0.69	$0.61	$1.85	$1.52

See notes to third quarter 2004 earnings release and non-GAAP financial measures on page 6.

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Arthur J. Gallagher & Co.

Consolidated Balance Sheet

(Unaudited - in millions except per share data)

	Sep 30, 2004	Dec 31, 2003
Cash and cash equivalents	$297.3	$193.6
Restricted cash	488.3	437.6
Trading securities	—	5.0
Unconsolidated investments - current	25.9	26.9
Premiums and fees receivable	1,246.4	1,286.4
Other current assets	123.9	158.4

Total current assets	2,181.8	2,107.9
Unconsolidated investments - noncurrent	130.6	121.0
Fixed assets related to consolidated investments - net	198.3	205.2
Other fixed assets - net	60.8	61.0
Deferred income taxes	164.4	137.8
Other noncurrent assets	55.2	45.8
Goodwill - net	166.2	138.3
Amortizable intangible assets - net	127.7	84.6

Total assets	$3,085.0	$2,901.6

Premiums payable to insurance and reinsurance companies	$1,753.2	$1,743.5
Accrued compensation and other accrued liabilities	227.5	219.3
Unearned fees	37.7	27.3
Income taxes payable	19.3	24.3
Other current liabilities	15.8	16.0
Corporate related borrowings	—	—
Investment related borrowings - current	41.4	30.9

Total current liabilities	2,094.9	2,061.3
Investment related borrowings - noncurrent	141.7	122.1
Other noncurrent liabilities	105.5	99.1

Total liabilities	2,342.1	2,282.5

Stockholders’ equity:
Common stock - issued and outstanding	92.4	90.0
Capital in excess of par value	155.3	105.5
Retained earnings	513.1	442.3
Unearned deferred compensation	(12.7)	(9.6)
Unearned restricted stock	(5.2)	(9.1)

Total stockholders’ equity	742.9	619.1

Total liabilities and stockholders’ equity	$3,085.0	$2,901.6

Other Information
Tangible net worth (4)	$449.0	$396.2
Book value per share	$8.04	$6.88
Tangible book value per share (5)	$4.86	$4.40

Notes to Third Quarter 2004 Earnings Release and Non-GAAP Financial Measures

This exhibit contains supplemental non-GAAP financial information within the meaning of Regulation G of the SEC’s rules. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to U.S. generally accepted accounting principles (GAAP) is provided elsewhere in this press release. Gallagher believes the items described below provide meaningful additional information, which may be helpful to investors in assessing certain aspects of Gallagher’s operating performance and financial condition that may not be otherwise apparent from GAAP. Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Non-GAAP Measures Defined

(1)	Organic growth excludes the first twelve months of net commission and/or fee revenues generated from the acquisitions accounted for as purchases and the net commission and/or fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the revenue growth that is associated with the operations that were a part of Gallagher in both the current and prior year.

(2)	Represents year-to-date net earnings divided by total stockholders’ equity, less net balance of goodwill and amortizable intangible assets, as of the beginning of the year.

(3)	Represents net earnings before the after-tax effect of investment gains (losses), depreciation, amortization, amortization of deferred compensation and restricted stock expense and stock compensation expense.

(4)	Represents total stockholders’ equity less net balance of goodwill and amortizable intangible assets.

(5)	Represents tangible net worth divided by the common shares outstanding at the end of the period.

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Arthur J. Gallagher & Co.
Unconsolidated Investment Summary
(Unaudited - in millions)
					September 30, 2004
	September 30, 2004		December 31, 2003		LOCs & Financial Guarantees	Funding Commitments
	Current	Noncurrent	Current	Noncurrent
Unconsolidated Investments:
Direct and indirect investments in Asset
Alliance Corporation (AAC)	$0.5	$45.9	$1.3	$49.8	$—	$—

Low income housing (LIH) developments:
Bridge loans	3.6	—	9.5	—	—	—
Partnership interests	—	1.9	—	3.1	—	—
LIH Developer	—	9.1	—	7.6	—	—

Alternative energy investments:
Owned partnership interests	0.6	18.9	1.5	28.3	4.4	0.2
Biogas project	—	14.0	—	—	—	—
Partnership interest installment sales	20.6	14.5	14.6	8.0	—	—
Bermuda insurance investments	—	20.4	—	20.4	6.7	—
Real estate, venture capital and other investments	0.6	5.9	—	3.8	—	3.5

Total unconsolidated investments	25.9	130.6	26.9	121.0	11.1	3.7
Non-recourse borrowings - Biogas project	(0.2)	(13.8)	—	—	—	—

Net unconsolidated investments	$25.7	$116.8	$26.9	$121.0	$11.1	$3.7

Consolidated Investment Summary
(Unaudited - in millions)

					September 30, 2004
			September 30, 2004	December 31, 2003	LOCs & Financial Guarantees	Funding Commitments
Home office land and building:
Fixed assets			$101.1	$100.9	$—	$—
Accumulated depreciation			(15.2)	(13.2)	—	—
Non-recourse borrowings - current			(0.9)	(0.8)	—	—
Recourse borrowings - current			—	—	—	—
Non-recourse borrowings - noncurrent			(73.4)	(74.0)	—	—
Recourse borrowings - noncurrent			(3.0)	(3.0)	—	—
Net other consolidated assets and liabilities			3.5	2.2	—	—

Net investment			12.1	12.1	—	—

Florida community development:
Fixed assets			61.7	56.0	—	—
Accumulated depreciation			(0.6)	—	—	—
Non-recourse borrowings - current			(18.3)	(10.7)	—	—
Recourse borrowings - current			(17.0)	(17.0)	—	—
Non-recourse borrowings - noncurrent			(0.1)	(0.2)	—	—
Recourse borrowings - noncurrent			(12.4)	(12.4)	—	—
Net other consolidated assets and liabilities			(3.0)	(3.6)	12.8	1.5

Net investment			10.3	12.1	12.8	1.5

Airplane leasing company:
Fixed assets			51.8	51.8	—	—
Accumulated depreciation			(13.2)	(10.5)	—	—
Non-recourse borrowings - current			(2.5)	(2.4)	—	—
Recourse borrowings - current			—	—	—	—
Non-recourse borrowings - noncurrent			(30.6)	(32.5)	—	—
Recourse borrowings - noncurrent			—	—	—	—
Net other consolidated assets and liabilities			0.9	0.9	—	—

Net investment			6.4	7.3	—	—

Syn/Coal partnerships:
Fixed assets			14.2	35.2	—	—
Accumulated depreciation			(1.5)	(15.0)	—	—
Non-recourse borrowings - current			(2.5)	—	—	—
Recourse borrowings - current			—	—	—	—
Non-recourse borrowings - noncurrent			(8.4)	—	—	—
Recourse borrowings - noncurrent			—	—	—	—
Net other consolidated assets and liabilities			4.2	0.6	—	—

Net investment			6.0	20.8	—	—

Total consolidated investments:
Fixed assets			228.8	243.9	—	—
Accumulated depreciation			(30.5)	(38.7)	—	—
Non-recourse borrowings - current			(24.2)	(13.9)	—	—
Recourse borrowings - current			(17.0)	(17.0)	—	—
Non-recourse borrowings - noncurrent			(112.5)	(106.7)	—	—
Recourse borrowings - noncurrent			(15.4)	(15.4)	—	—
Net other consolidated assets and liabilities			5.6	0.1	12.8	1.5

Net investment			$34.8	$52.3	$12.8	$1.5

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